UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 22, 2016

MATCH GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	001-37636	26-4278917
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8300 Douglas Avenue, Suite 800, Dallas, TX	75225
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:        (214) 576-9352

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.   Submission of Matters to a Vote of Security Holders.

Annual Meeting

On June 22, 2016, the annual meeting of stockholders (the “2016 Annual Meeting”) of Match Group, Inc. (hereinafter referred to as “Match Group” or the “Company”) was held.  Stockholders present in person or by proxy, representing 36,276,098 shares of Match Group common stock (entitled to one vote per share) and 209,919,402 shares of Match Group Class B common stock (entitled to ten votes per share), voted on the following matters:

1.     Election of Directors—stockholders elected the following ten directors of the Company to hold office until the next annual meeting of stockholders or until their successors have been duly elected and qualified.  Stockholders eligible to vote voted as follows:

	Number of Votes Cast in Favor	Number of Votes For Which Authority Was Withheld
Gregory R. Blatt	2,114,746,855	15,077,294
Sonali De Rycker	2,127,142,429	2,681,720
Joseph Levin	2,109,714,574	20,109,575
Ann L. McDaniel	2,127,139,584	2,684,565
Thomas J. McInerney	2,116,390,425	13,433,724
Pamela S. Seymon	2,127,165,994	2,658,155
Alan G. Spoon	2,127,136,643	2,687,506
Mark Stein	2,109,711,599	20,112,550
Gregg Winiarski	2,109,711,228	20,112,921
Sam Yagan	2,109,737,296	20,086,853

In addition to the votes cast and withheld for each director nominee described above, there were 5,645,969 broker non-votes with respect to each director nominee.

2.     The 2015 Stock Plan Proposal— stockholders approved the Match Group, Inc. 2015 Stock and Annual Incentive Plan.  Stockholders eligible to vote voted as follows:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstaining
2,121,563,222	8,113,158	147,769

  In addition to the votes cast for, votes cast against and abstentions described above, there were 5,645,969 broker non-votes with respect to the 2015 Stock Plan Proposal.

3.     The Say on Pay Proposal—stockholders approved (on an advisory basis) the compensation paid to the Company’s named executive officers for the fiscal year ended December 31, 2015.  Stockholders eligible to vote voted as follows:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstaining
2,125,728,022	3,950,684	145,443

In addition to the votes cast for, votes cast against and abstentions described above, there were 5,645,969 broker non-votes with respect to the Say on Pay Proposal.

4.     Frequency of the Say on Pay Vote Proposal—stockholders approved (on an advisory basis) an advisory vote to approve the compensation paid to the Company’s named executive officers every three years.  Stockholders eligible to vote voted as follows:

One Year	Two Years	Three Years	Number of Votes Abstaining
26,783,575	232,885	2,102,662,272	145,417

In addition to the votes cast for one year, two years and three years, respectively, and abstentions described above, there were 5,645,969 broker non-votes with respect to the Frequency of the Say on Pay Vote Proposal.  Based on these results, and consistent with the Company’s recommendation, future stockholder advisory votes on executive compensation will occur every three years. Accordingly, the next stockholder advisory vote on executive compensation is scheduled to be held at the Company’s 2019 Annual Meeting of Stockholders. The next required stockholder advisory vote regarding the frequency interval is scheduled to be held in six years at the Company’s 2022 Annual Meeting of Stockholders.

5.     The Auditor Ratification Proposal—stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2016.  Stockholders eligible to vote voted as follows:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstaining
2,135,160,076	158,148	151,894

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATCH GROUP, INC.

	By:	/s/ Gary Swidler
	Name:	Gary Swidler
	Title:	Chief Financial Officer

Date: June 28, 2016